Rule 497(e)

Registration Nos. 333-174332 and 811-22559

FIRST TRUST EXCHANGE-TRADED FUND IV
(the “Trust”)

FIRST TRUST ENHANCED SHORT MATURITY ETF
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED SEPTEMBER 15, 2020

Pursuant to a contractual agreement, First Trust has agreed to waive management fees of 0.15% of average daily net assets until March 1, 2021. This waiver agreement will continue until March 1, 2021, subject to termination by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund, or by First Trust only after March 1, 2021. First Trust has committed to the fee waiver to respond to the current low interest rate environment and expects that the fee waiver will be appropriate until long term yields increase. First Trust anticipates that if the average yield over the prior 30-day period on the current one-year U.S. Treasury Bond exceeds 1.50%, the fee waiver may not be continued past March 1, 2021.

This fee waiver will be in addition to the fee waiver of 0.05% of average daily net assets currently in place for the Fund.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE